UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 10, 2020

Cleveland BioLabs, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	CBLI	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2020, Cleveland BioLabs, Inc. (the “Company”) entered into a Consulting Agreement (the “Consulting Agreement”) with Sound Clinical Solutions, SP, a consulting services provider of which Dr. Langdon Miller, the Company’s President and Chief Medical Officer, is sole proprietor. The Consulting Agreement replaces Dr. Miller’s previous employment agreement, which expired in accordance with its terms in July 2020. Under the Consulting Agreement, Dr. Miller will continue to serve the Company as Chief Medical Officer as an independent contractor, and not an employee, for the term of six months, unless extended by mutual agreement of the Company and Dr. Miller, or earlier terminated. The Company has agreed to pay Dr. Miller, through his consultancy, the rate of $350 per hour for his services, which will be focused on clinical development responsibilities associated with the development of the Company’s principal drug candidate, entolimod, as a medical radiation countermeasure, and such other duties and responsibilities associated with his continued services as Chief Medical Officer. Both Dr. Miller and the Company may terminate the Consulting Agreement for convenience upon 14 days’ prior written notice. Upon termination, the Company will pay all fees owed to Dr. Miller for services rendered prior to the termination date, but he will not be entitled to any severance or other post-termination payments.

The Consulting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Consulting Agreement is subject to, and qualified in its entirety by, the Consulting Agreement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1	Consulting Agreement, dated as of August 10, 2020, between Cleveland BioLabs, Inc. and Sound Clinical Solutions, SP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: August 14, 2020	By: /s/ Christopher Zosh Name: Christopher Zosh Title: Vice President of Finance